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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2000
                                                        ------------------


                      CALIFORNIA COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  333-87481                94-3339505
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(State or other jurisdiction of     (Commission             (IRS Employer
        incorporation)              File Number)           Identification No.)

One Maritime Plaza, Suite 825, San Francisco, California             94111
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (415) 434-1236
                                                  -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

(a) EARNINGS RELEASE. On October 20, 2000, California Community Bancshares, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2000. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      EXHIBITS

Exhibit 99.1 Press release announcing earnings for the quarter ended September 30, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2000           CALIFORNIA COMMUNITY BANCSHARES, INC.


                                 /s/ David E. Hooston
                                 -----------------------------------------------
                                 David E. Hooston, Chief Financial Officer
                                 (Principal Accounting Officer and
                                 Principal Financial Officer)